AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED NOVEMBER 18, 2010
TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 7, 2010
(AS SUPPLEMENTED THROUGH OCTOBER 25, 2010)

AMERICAN INDEPENDENCE ACTIVE TREASURY MANAGEMENT FUND

(TICKER SYMBOLS: ATMIX, AATMX)

AMERICAN INDEPENDENCE ACTIVE TREASURY MANAGEMENT BULL/BEAR FUND

(TICKER SYMBOLS: TBBIX, AABBX)

(the “Funds”)

Effective December 1, 2010, the Prospectus and Statement of Additional Information (“SAI”) for the American Independence Funds Trust (the “Trust”) with respect to the Funds listed above are hereby amended and supplemented to reflect a name change in the Funds. At a meeting held on September 24, 2010, the Board of Trustees for the Trust approved the name changes as noted below. There are no changes to the investment objectives or strategies of the Funds due to the name changes.

Throughout the Prospectus and SAI, the name “Active Treasury Management Fund” shall be changed to “Total Return Bond Fund” and “Active Treasury Management Bull/Bear Fund” shall be replaced with “Absolute Return Bull Bear Bond Fund”.

Old Name	New Name

American Independence Active Treasury Management Fund	American Independence Total Return Bond Fund

American Independence Active Treasury Management Bull/Bear Fund	American Independence Absolute Return Bull Bear Bond Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE